Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Jan. 31, 2026	Jan. 31, 2025
Assets
Investments, at fair value	$ 57,569,862,277	$ 49,405,279,099
Receivables
Notes receivable from participants	1,489,567,921	1,369,545,276
Accrued investment income	19,728,796	15,355,303
Total assets	59,079,158,994	50,790,179,678
Liabilities
Accrued expenses	7,342,867	7,302,397
Total liabilities	7,342,867	7,302,397
Net assets available for benefits	$ 59,071,816,127	$ 50,782,877,281